UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form N-CSR

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6727

Dominion Funds, Inc.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

35955 Huntland Farm Road, Middleburg, VA 20117
--------------------------------------------------------------------------------
(Address of principal executive offices)(Zip code)

Paul Dietrich, 35955 Huntland Farm Road, Middleburg, VA 20117
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 416-2053

Date of fiscal year end: June 30

Date of reporting period: 07/01/05 --- 6/30/06

Item 1. Reports to Stockholders.

                                     [LOGO]
                                [SHEPHERD FUNDS]

                                  ANNUAL REPORT
                                  JUNE 30, 2006

SHEPHERD LARGE CAP GROWTH FUND
A SERIES OF DOMINION FUNDS, INC.
--------------------------------------------------------------------------------
                                                                 AUGUST 28, 2006

SHEPHERD LARGE CAP GROWTH FUND

Dear Fund Shareholders,

For the first six months of calendar year 2006, the SHEPHERD LARGE CAP GROWTH FUND had increased by +8.37% compared to the S&P 500 Index that was only up 1.76% for the same period. Since June 30th, the SHEPHERD FUND has lost some of those gains in the recent stock market correction.

Over the past two months, the stock market has been unforgiving, driving down stock prices on (1) fears that the Federal Reserve might resume raising interest rates and (2) the dangerous global political situation.

During the fiscal year July 1, 2005 to June 30, 2006, the Fund outperformed the S&P 500 Index during a period of stock market growth and global economic expansion. Only in the last two weeks of May, near the end of the fiscal year, the stock market entered into a sharp correction.

In the first quarter of this year the economy grew at a rate of 5.3% which is historically very high and unsustainable. However, because of the Federal Reserve's policy of raising interest rates, the U.S. economy is now clearly on a slower growth track. There is no full-fledged slowdown under way, to be sure, nor do we appear to be in any imminent danger of slipping into a recession.

We expect business activity to stabilize in the upcoming quarters, with GDP growth likely to average a normal and healthy 3% or so in the current half and perhaps through the opening quarter of 2007. We also believe that retail activity will continue to be sluggish because of high gasoline prices, escalating borrowing costs, and weaker housing demand (which reduces sales of furniture, building materials, and appliances). The outlook for the capital goods-related sectors, however, remains bright, which should help to partially offset the consumer related slippage.

CONCLUSION

Given our policy of only investing in first-rate, ethical companies that meet our conservative Values Based screening process, I am cautiously optimistic that your SHEPHERD FUND will outperform as the economy recovers and starts to expand once again.

Again, if history is a guide, barring any major terrorist attacks or major political or foreign policy disasters, the market should stay strong and we should see a good gain by the end of this year.

Until then....

                                        Patience!

                                        Paul Dietrich
                                        President & Chief Investment Officer

Opinions expressed are those of Foxhall Capital Management, Inc. and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible. This report is intended for shareholder use only and must be preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Automatic investment plans do not assure a profit and do not protect against a loss in declining markets.

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                                     [LOGO]
                                [SHEPHERD FUNDS]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT HIGHLIGHTS .....................................................    4
EXPENSE EXAMPLE ...........................................................    6
Schedule of Investments ...................................................    7
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Financial Highlights ......................................................   12
Notes to Financial Statements .............................................   13
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   16
ADDITIONAL INFORMATION ....................................................   17

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              INVESTMENT HIGHLIGHTS

Investment Objective; Principal Investment Strategy and Policies

The Fund is a mutual fund whose only investment objective is growth of capital. The Fund invests in a diversified portfolio of common stocks of companies that meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at approximately 70% of its assets in common stocks of large cap companies that the Fund's investment advisor believes have a good potential for capital growth. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500, which at the time of this report was approximately $5 billion to $285 billion.

The Fund includes U.S. stocks and international stocks. The Fund's investment advisor manages risk in the Fund by increasing the allocation of the money market securities when the stock market is going thru a recession or major correction. The investment advisor also manages risks and limits losses by internationally diversifying the overall investment portfolio, so individual country risk (including country risk in the US), is minimized.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance traditional American values. To that end, the Fund's advisor uses a "values-based" non-financial investment analysis intended to specifically seek out companies that support positive values such as the respect for human life and dignity, responsible management, and environmental stewardship, while avoiding industries and activities like abortion, pornography, gambling, alcohol and tobacco production. The Fund also seeks to identify and invest in those companies that support traditional pro-family values.

                            Top Ten Holdings and Asset Allocation
-----------------------------------------------------------------------------------------------
                                        June 30, 2006
-----------------------------------------------------------------------------------------------
                                     (% of Net                                       (% of Net
Top Ten Holdings                      Assets)     Asset Allocation by Sector           Assets)
-----------------------------------------------------------------------------------------------
Empire Financial Holding Co.                7.8%  Industrials                            23.0%
Gardner Denver Inc.                         7.4%  Consumer Cyclical                      14.7%
Peabody Energy Corp.                        6.6%  Financial                              13.2%
Tetra Technologies, Inc.                    6.5%  Technology                             12.6%
Saytam Computer Services ADR                6.0%  Health Care                             7.5%
Johnson Controls Inc.                       5.8%  Energy                                  6.6%
Ann Taylor Stores Corp.                     5.4%  Basic Materials                         4.6%
Hudson City Bancorp.                        5.1%  Services                                2.6%
Henry Schein, Inc.                          5.1%  Other Assets Less Liabilities          15.2%
Canadian National Railway Co.               4.9%                                   ----------
                                   ------------
                                           60.6%                                        100.0%
                                   ============                                    ==========

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                                     [LOGO]
                                [SHEPHERD FUNDS]

Fund Performance

The line graph below compares the initial account value and subsequent account values for the Fund at the end of each of the periods indicated to the same investment over the same periods in the S&P 500 Index. The graph assumes an initial $10,000 investment at the beginning of the first fiscal year and, in the case of the investment in the Fund, net of the Fund's sales load.

The S&P 500 is used for comparison to reflect the Fund's strategy of investing primarily in large cap stocks. The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. One cannot invest directly in an index. Sector allocations are subject to change.

 [THE FOLLOWING DATA WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Shepherd
                             Large Cap
                            Growth Fund              S&P 500 Index
 6/30/1996                   $9,525.00                 $10,000.00
 9/30/1996                   $9,294.88                 $10,249.02
 12/2/1996                   $9,097.28
12/31/1996                   $8,820.43                 $11,045.43
 3/31/1997                   $7,319.90                 $11,289.68
 6/30/1997                   $8,742.91                 $13,198.63
 9/30/1997                  $11,771.64                 $14,125.23
 12/2/1997                   $9,556.85
12/31/1997                   $8,967.06                 $14,470.42
 3/31/1998                  $10,776.50                 $16,428.58
 6/30/1998                  $10,055.02                 $16,907.09
 9/30/1998                   $8,926.98                 $15,164.99
 12/3/1998                   $9,820.25
12/31/1998                  $11,413.07                 $18,329.48
 3/31/1999                  $12,453.02                 $19,181.52
 6/25/1999                  $11,858.76
 6/30/1999                  $12,616.41                 $20,468.96
 9/30/1999                  $13,630.99                 $19,126.94
 12/3/1999                  $17,966.69
12/31/1999                  $20,018.82                 $21,908.50
 3/31/2000                  $23,888.57                 $22,345.85
 6/30/2000                  $21,333.87                 $21,690.05
 9/30/2000                  $20,739.17                 $21,420.31
 12/1/2000                  $15,500.27
12/31/2000                  $14,566.73                 $19,687.16
 3/31/2001                   $9,106.41                 $17,302.09
 6/30/2001                   $9,846.19                 $18,257.16
 9/30/2001                   $6,147.26                 $15,521.82
12/31/2001                   $8,243.32                 $17,119.43
 3/31/2002                   $7,538.77                 $17,109.14
 6/30/2002                   $6,023.97                 $14,759.55
 9/30/2002                   $5,231.34                 $12,157.08
12/31/2002                   $5,178.50                 $13,119.31
 3/31/2003                   $5,055.20                 $12,647.51
 6/30/2003                   $5,830.21                 $14,531.26
 9/30/2003                   $6,076.81                 $14,851.26
12/31/2003                   $6,481.93                 $16,580.23
 3/31/2004                   $6,904.66                 $16,793.31
 6/30/2004                   $6,200.11                 $17,011.47
 9/30/2004                   $5,847.83                 $16,619.89
12/31/2004                   $6,362.44                 $18,071.37
 3/31/2005                   $6,305.79                 $17,604.19
 6/30/2005                   $6,358.63                 $17,764.34
 9/30/2005                   $7,138.67                 $18,323.22
12/31/2005                   $7,151.26                 $18,613.69
 3/31/2006                   $8,093.89                 $19,308.26
 6/30/2006                   $7,750.13                 $18,940.40

Past performance does not predict future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph above and table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

-----------------------------------------------------------------------
        Average annual total return of the Fund as of 6/30/06
-----------------------------------------------------------------------
         1 Year                  5 Years               10 Years
-----------------------------------------------------------------------
         16.09%                  -5.60%                 -2.52%
-----------------------------------------------------------------------

                                     [LOGO]
                                [SHEPHERD FUNDS]

                                 EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 through June 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. In addition to the sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, Inc., the Funds' transfer agent. Redemption proceeds can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20.00 service charge, or can be sent by wire transfer for a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if this transactional cost were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------
                                                                             Expenses Paid During
                                   Beginning               Ending                   Period*
                                 Account Value         Account Value          January 1, 2006 to
                                January 1, 2006        June 30, 2006             June 30, 2006
-------------------------------------------------------------------------------------------------
Actual                             $1,000.00             $1,218.64                  $12.38
-------------------------------------------------------------------------------------------------
Hypothetical (5% return
before expenses)                   $1,000.00             $1,013.64                  $11.23
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              DOMINION FUNDS, INC.
                         SHEPHERD LARGE CAP GROWTH FUND
                             Schedule of Investments

                                  June 30, 2006

                                                       Shares            Value
                                                     ----------       ----------
COMMON STOCKS - 84.8%

Basic Materials - 4.6%

   Northern Dynasty Minerals Ltd. *                      37,500       $  329,625
                                                                      ----------

                                                                         329,625
                                                                      ----------

Consumer Cyclical - 14.7%
   Ann Taylor Stores Corp.                                8,960          388,685
   CVS Corp.                                             11,230          344,761
   TOO Inc. *                                             8,360          320,940
                                                                      ----------

                                                                       1,054,386
                                                                      ----------

Energy - 6.6%
   Peabody Energy Corp.                                   8,530          475,547
                                                                      ----------

                                                                         475,547
                                                                      ----------

Financial - 13.2%
   Empire Financial Holding Co. *                       200,000          560,000
   Hudson City Bancorp                                   27,555          367,308
   Waterside Capital Corp. *                              5,300           21,359
                                                                      ----------

                                                                         948,667
                                                                      ----------

Health Care - 7.5%
   Henry Schein, Inc. *                                   7,820          365,429
   West Pharmaceutical Services Inc.                      4,805          174,325
                                                                      ----------

                                                                         539,754
                                                                      ----------

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              DOMINION FUNDS, INC.
                         SHEPHERD LARGE CAP GROWTH FUND
                       Schedule of Investments (Continued)

                                  June 30, 2006

                                                         Shares          Value
                                                       ----------     ----------

Industrials - 23.0%
   Canadian National Railway Co. (Canada)                   8,040     $  351,750
   Gardner Denver Inc. *                                   13,850        533,225
   Johnson Controls Inc.                                    5,070        416,855
   Swift Transportation *                                  11,010        349,678
                                                                      ----------

                                                                       1,651,508
                                                                      ----------

Services - 2.6%
    WPP Group PLC ADR                                       3,115        187,803
                                                                      ----------

                                                                         187,803
                                                                      ----------

Technology - 12.6%
   Saytam Computer Services ADR                            13,090        433,803
   Tetra Technologies, Inc. *                              15,440        467,678
                                                                      ----------

                                                                         901,481
                                                                      ----------

     TOTAL COMMON STOCKS (Cost $5,074,981) - 84.8%                     6,088,771
                                                                      ----------

     Other Assets Less Liabilities - Net - 15.2%                       1,090,220

     NET ASSETS - 100%                                                $7,178,991
                                                                      ==========

* Non-income producing during the year.

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              DOMINION FUNDS, INC.
                         SHEPHERD LARGE CAP GROWTH FUND
                       Statement of Assets and Liabilities

                                  June 30, 2006

ASSETS
Investments in securities, at value
(cost of $5,074,981)                                               $  6,088,771
Cash                                                                  1,100,810
Dividends receivable                                                      2,454
                                                                   ------------

     Total Assets                                                     7,192,035
                                                                   ------------

LIABILITIES
Payable to advisor                                                        5,816
Payable to administrator                                                  7,228
                                                                   ------------

     Total Liabilities                                                   13,044
                                                                   ------------

NET ASSETS                                                         $  7,178,991
                                                                   ============

NET ASSETS CONSIST OF:
Capital stock - par value                                          $      1,633
Paid in capital                                                      11,065,901
Accumulated net realized loss                                        (4,902,333)
Net unrealized appreciation                                           1,013,790
                                                                   ------------

NET ASSETS                                                         $  7,178,991
                                                                   ============

CAPITAL SHARES OUTSTANDING
    (200,000,000 authorized shares; $.001  par value)                 1,633,132
                                                                   ============

NET ASSET VALUE PER SHARE                                          $       4.40
                                                                   ============

OFFERING PRICE PER SHARE (net asset value plus sales charge
                             of 4.75% of the offering price)       $       4.62
                                                                   ============

   The accompanying notes are an integral part of these financial statements.

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              DOMINION FUNDS, INC.
                         SHEPHERD LARGE CAP GROWTH FUND
                             Statement of Operations

                        For the Year Ended June 30, 2006

Investment Income
    Dividends (net of foreign taxes withheld of $1,617)             $    47,754
    Interest                                                             16,835
                                                                    -----------

    Total investment income                                              64,589
                                                                    -----------

Expenses
    Advisory and management fees (Note 2)                                70,160
    Administrative expenses (Note 2)                                     87,699
                                                                    -----------

        Total expenses                                                  157,859
                                                                    -----------

Net Investment Loss                                                     (93,270)
                                                                    -----------

Realized and Unrealized Gain
  on Investments (Note 4)
     Net realized gain on investments                                   573,436
     Net change in unrealized appreciation on investments               842,842
                                                                    -----------
     Net realized and unrealized gain on
         investments                                                  1,416,278
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $ 1,323,008
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              DOMINION FUNDS, INC.
                         SHEPHERD LARGE CAP GROWTH FUND
                       Statements of Changes in Net Assets

                   For the Years Ended June 30, 2006 and 2005

                                                               2006             2005
Increase in Net Assets from Operations
   Net investment loss                                      $   (93,270)     $   (73,167)
   Net realized gain on investments                             573,436           32,822
   Net change in unrealized appreciation/(depreciation)
       on  investments                                          842,842          218,730
                                                            -----------      -----------

       Net increase in net assets resulting from
          Operations                                          1,323,008          178,385

Distributions to shareholders                                        --               --
Capital Share Transactions (Note 5)                            (524,204)       1,211,544
                                                            -----------      -----------

   Total Increase                                               798,804        1,389,929

Net Assets
  Beginning of year                                           6,380,187        4,990,258
                                                            -----------      -----------

  End of year                                               $ 7,178,991      $ 6,380,187
                                                            ===========      ===========

   The accompanying notes are an integral part of these financial statements.

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              DOMINION FUNDS, INC.
                         SHEPHERD LARGE CAP GROWTH FUND.
                              Financial Highlights

         For a share of capital stock outstanding throughout the period

                                                                              For the years ended June 30,

----------------------------------------------------------------------------------------------------------------------------------
                                                            2006            2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    3.61       $    3.52       $    3.31       $    3.42            5.59
----------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
  Net investment loss (a)                                    (0.06)          (0.04)          (0.05)          (0.04)          (0.08)
  Net realized and unrealized
     gain (loss) on investments                               0.85            0.13            0.26           (0.07)          (2.09)
                                                         ---------       ---------       ---------       ---------       ---------
Total from investment operations                              0.79            0.09            0.21           (0.11)          (2.17)
----------------------------------------------------------------------------------------------------------------------------------

Less distributions                                              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of  period                          $    4.40       $    3.61       $    3.52       $    3.31       $    3.42
----------------------------------------------------------------------------------------------------------------------------------

Total Return (b)                                             21.88%           2.56%           6.34%          (3.22)%        (38.82)%
----------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
Net assets, end of period (000's)                        $   7,179       $   6,380       $   4,990       $   3,739       $   3,615
Ratio of expenses to average net assets                       2.25%           2.25%           2.25%           2.25%           2.25%
Ratio of net investment loss to average
   net assets                                                (1.33)%         (1.28)%         (1.37)%         (1.33)%         (1.94)%
Portfolio turnover rate                                     190.31%         487.33%         258.84%         235.79%          99.77%
----------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(b)   Sales load is not reflected in total return

   The accompanying notes are an integral part of these financial statements.

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              DOMINION FUNDS, INC.
                         SHEPHERD LARGE CAP GROWTH FUND
                          Notes to Financial Statements

                                  June 30, 2006

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization: Dominion Funds, Inc. (the "Company") is a diversified regulated investment company and was incorporated in the State of Texas on June 5, 1992. The Company may designate one or more series of common stock; however, at this time the Shepherd Large Cap Growth Fund (the "Fund") is the only series of the Company. The primary investment objective of the Fund is growth of capital. The Fund will invest in a diversified portfolio of common stock of companies that meet the Fund's investment and social criteria. The following is a summary of the Fund's significant accounting policies.

      Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              DOMINION FUNDS, INC.
                         SHEPHERD LARGE CAP GROWTH FUND
                    Notes to Financial Statements (continued)
                                  June 30, 2006

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

      Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

      Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Reclassifications: In accordance with SOP-93-2, the Fund has recorded a reclassification in the capital accounts. As of June 30, 2006 the Fund has recorded a permanent book/tax differences of $2,607,093, from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

      Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates

2.    INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT

      The Fund has an investment advisory agreement (the "agreement") with Foxhall Capital Management (the "Advisor"), formerly Nye, Parnell &
      Emerson Capital Management, Inc. The Advisor provides the Fund with investment advice and recommendations for investments. Under the terms of the agreement, the Fund will pay the Advisor a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%. For the fiscal year ended June 30, 2006 the Advisor earned advisory fees of $70,160. At June 30, 2006 the Fund owed the Advisor $5,816 in advisory fees.

      The Fund has an administration agreement with Foundation Management, Inc., an affiliate of the Advisor, (the "Administrator"). The Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. Under the terms of the administrative agreement, the Fund will pay the Administrator a monthly fee based on the Fund's average daily net assets at the annual rate of 1.25%. For the fiscal year ended June 30, 2006 the Administrator earned fees of $87,699. At June 30, 2006 the Fund owed the Administrator $7,228 in administrative fees.

      The Fund has adopted a distribution plan (the "Plan"). Under the Plan, if the payment of administration fees by the Fund to the Administrator is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that the Administrator may use its administration fee, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. For the fiscal year ended June 30, 2006 no such payments were made.

      Certain directors and officers of the Fund are also directors and officers of the Advisor and Administrator.

                                     [LOGO]
                                [SHEPHERD FUNDS]

                              DOMINION FUNDS, INC.
                         SHEPHERD LARGE CAP GROWTH FUND
                    Notes to Financial Statements (continued)
                                  June 30, 2006

3.    INVESTMENT TRANSACTIONS

      Investment transactions, excluding short-term investments, for the year ended June 30, 2006 were as follows:

      Purchases                                                $12,376,281
      Proceeds from sales                                      $13,214,591

4.    FEDERAL INCOME TAXES

      Income  and  long-term  capital  gain   distributions  are  determined  in
      accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

      Federal tax cost of investments, including
      short term investments                                  $ 5,074,981
                                                              ===========

       Gross tax appreciation of  investments                 $ 1,082,486
       Gross tax depreciation of investments                      (68,696)
                                                              -----------
       Net tax appreciation                                   $ 1,013,790
                                                              ===========

       Undistributed ordinary income                          $        --
       Undistributed capital gain income                      $        --
       Accumulated capital losses                             $ 4,902,333

      The accumulated capital loss carryovers listed above expire as follows:

                                       Amount
                                     ----------
                          2008       $   31,975
                          2009       $3,990,801
                          2010       $  879,557

5.    CAPITAL SHARE TRANSACTIONS

      As of June 30, 2006 there were 1,000,000,000 shares of $.001 par value capital stock authorized, of which 200,000,000 shares are classified as the Fund's series; the balance is unclassified. The total par value and paid-in totaled $11,067,535. Transactions in capital stock were as follows:

                                           June 30, 2006                June 30, 2005
                                        Shares        Amount          Shares        Amount
      --------------------------------------------------------------------------------------
      Shares sold                       316,611    $ 1,357,131        773,913    $ 2,688,938
      Shares issued in
        Reinvestment of dividends            --             --             --             --
      Shares redeemed                  (451,064)    (1,881,335)      (425,142)    (1,477,394)
                                       --------     ----------       --------     ----------
      Net increase (decrease)          (134,453)   $  (524,204)       348,771    $ 1,211,544
                                       ========    ===========        =======    ===========

                                     [LOGO]
                                [SHEPHERD FUNDS]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    To the Shareholders and Board of Directors of the Dominion Funds, Inc.

            We have audited the accompanying statement of assets and liabilities of Shepherd Large Cap Growth Fund (the "Fund"), the Fund comprising the Dominion Funds, Inc., including the schedule of investments, as of June 30, 2006 and the related statements of operations for the year then ended, changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the year ended June 30, 2004, were audited by other auditors whose report dated August 5, 2004 expressed an unqualified opinion on this information.

            We  conducted  our audits in  accordance  with the  standards of the
Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America.



Abington, Pennsylvania                  Sanville & Company
August 23, 2006

                                     [LOGO]
                                [SHEPHERD FUNDS]

                             ADDITIONAL INFORMATION

Information about Directors

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the directors of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's directors and is available, without charge, upon request by calling (800) 416 2053.

                                                 Term of                                                    Other
                                 Position       Office and                                              Directorships
          Name,                 Held with       Length of             Principal Occupation(s)              Held by
     Address and Age               Fund        Time Served              During Past 5 Years                Director
---------------------------------------------------------------------------------------------------------------------
Interested Directors

Paul Dietrich *                  Chairman,      Indefinite      President and Managing Director              None
35955 Huntland Farm Road         President,     term;           of Eton Court Asset Management,
Middleburg, VA 20117             Director       Director        Ltd. ("Eton Court") (parent of
Age: 57                                         since 2001;     Foxhall Capital Management, Inc.,
                                                Chairman        the Fund's investment advisor)
                                                since 2002;     and President of Foundation
                                                President       Management, Inc., the Fund's
                                                since 2003      administrator (1999 - present).
Non-Interested Directors

Douglas W. Powell                Director       Indefinite      Registered representative of New             None
4101 McEwen                                     term;           Investor World Incorporated (2000
Suite 110                                       Director        - present); COO/CFO NIW Holdings,
Dallas, TX 75244                                since 1999      Inc. (2002 - Present); CEO
Age: 66                                                         Rushmore Investment Management
                                                                Corp. (2001-2002); Chairman and
                                                                Chief Executive Officer of Northstar
                                                                Financial Group (1995 - 2001).

* This director is considered an "interested person" as defined in the Investment Company Act of 1940 because of his affiliations with Foxhall Capital Management, Inc., the Fund's investment advisor, and Foundation Management, Inc., the Fund's administrator.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available without charge, upon request, by calling 1-800-416-2053. The Forms N-Q are also available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                     [LOGO]
                                [SHEPHERD FUNDS]

Proxy Voting Policies and Procedures

The Fund has adopted proxy voting policies and procedures that delegate to Foxhall Capital Management, Inc., the Fund's investment advisor (the "Advisor"), the authority to vote proxies. A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-416-2053. A description of these policies and procedures is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

Proxy Voting Record

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge by calling 1-800-416-2053 or by accessing the SEC's website at http://www.sec.gov.

Advisory Contract Renewal

On September 2, 2005, the Board of the Directors of the Fund approved the continuance for one additional year of the Fund's investment advisory agreement dated November 1, 1999 (the "Advisory Agreement") with the Advisor.

In connection with such approval, the Board of Directors considered such matters as it considered relevant, including the following:

      1. Paul Dietrich beneficially owns both the Advisor and the administrator of the Fund (the "Administrator"). The Administrator bears Fund expenses other than the advisory fee (and certain extraordinary expenses and certain out of pocket expenses that may be charged to specific shareholders). Through such relationships, Mr. Dietrich has pursued a marketing strategy for the Fund with the intent of both increasing the size of the Fund and the Fund's relative performance. Due to the Fund's small size and the competitive market, this marketing strategy has been an ongoing and slow process. However, the Advisor has been effective in reducing overall net redemptions and in attracting new investment. In addition, in 2005 the Fund outperformed the S&P 500 Index net of Fund fees, which was the index benchmark for the Fund.

      2. Both the Advisor and Administrator are compensated on a percentage of assets basis. The Fund's small size limits the amount of such fees that can be provided, while at the same time the Fund's expenses that must be borne by the Administrator continue to grow, in part due to increased regulation of mutual funds in general, without regard to size. Finding an Advisor willing to take on this role and at the same time keeping the Administrator in place is difficult for a Fund this size.

      3. The extent to which economies of scale would be realized as the Fund grows does not seem relevant, since contract is annually renewable and thus there will be opportunities to reconsider.

      4. Relying on the Morningstar mutual fund database, the fees charged by the Advisor appear to be competitive with other similarly sized mutual funds.

A Note on Forward Looking Statements

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor's or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

                                     [LOGO]
                                [SHEPHERD FUNDS]

                                  ANNUAL REPORT
                                  JUNE 30, 2006

       Investment Advisor                            Transfer Agent                              Distributor
       ------------------                            --------------                              -----------

Foxhall Capital Management, Inc.                  Fund Services, Inc.                  Cullum & Burks Securities, Inc.
        1613 Duke Street                         8730 Stony Point Pkwy                   13355 Noel Road, Suite 1300,
      Alexandria, VA 22314                             Suite 205                              One Galleria Tower
         (800) 416 2053                            Richmond, VA 23235                          Dallas, TX 75240
                                                     (800) 628 4077                             (972) 755 0270

         Administrator                       Independent Registered Public                       Legal Counsel
         -------------                       -----------------------------                       -------------
                                                    Accounting Firm
                                                    ---------------
  Foundation Management, Inc.                                                          Frederick C. Summers, III, P.C.
    35955 Huntland Farm Road                       Sanville & Company                          Attorney at Law
      Middleburg, VA 20117                    Certified Public Accountants              8235 Douglas Ave., Suite 1111
         (800) 416 2053                            1514 Old York Road                          Dallas, TX 75225
                                                   Abington, PA 19001

            Officers                                   Directors                                  Custodian
            --------                                   ---------                                  ---------

         Paul Dietrich                               Paul Dietrich                         RBC Dain Rauscher, Inc.
      Chairman, President                                                                   City Place Center East
                                                   Douglas W. Powell                2711 North Haskell Avenue, Suite 2400
                                                                                               Dallas, TX 75204

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-800-416-2053.

Item 3. Audit Committee Financial Expert.

The Registrant does not have an audit committee financial expert. The Registrant does not have an audit committee financial expert because the small size of the Registrant limits the ability of the Registrant's Administrator to engage an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services by the principal accountant for the audit of the registrant's annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:

            Year ended June 30,
        2005                   2006
       $9,500                $10,000

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under "Audit Fees" above were as follows:

            Year ended June 30,
        2005                   2006
        $-0-                   $-0-

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

            Year ended June 30,
        2005                   2006
       $1,000                 $1,000

The nature of the services comprising the fees disclosed under this category was preparation of tax returns.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in the above categories were as follows:

            Year ended June 30,
        2005                   2006
        $-0-                   $-0-

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant does not have an audit committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant does not have an audit committee.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

            Year ended June 30,
        2005                   2006
        $-0-                   $-0-

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The registrant does not have an audit committee.

Item 5. Audit Committee of Listed Registrants

Not applicable to open-end investment companies.

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10. Controls and Procedures.

(a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, registrant's principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a) Any code of ethics. Previously filed.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dominion Funds, Inc.

By: /S/ Paul Dietrich
    -----------------
Paul Dietrich, President

Date: September 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ Paul Dietrich
    -----------------
Paul Dietrich, principal executive and principal financial officer

Date: September 5, 2006